UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2004

La Quinta Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

La Quinta Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Mark W. Osterberg, age 54, joined La Quinta Corporation as Vice President and Chief Accounting Officer on November 15, 2004. Mr. Osterberg also serves as Vice President and Chief Accounting Officer of La Quinta Properties, Inc. (together with La Quinta Corporation, "La Quinta"). In this capacity, Mr. Osterberg will serve as the principal accounting officer of La Quinta. David L. Rea, La Quinta’s Executive Vice President and Chief Financial Officer, who serves as La Quinta’s principal financial officer, previously served as La Quinta’s principal accounting officer prior to Mr. Osterberg’s appointment. Mr. Osterberg has fifteen years prior experience in the travel industry. Prior to joining La Quinta, from 2002 to 2004, Mr. Osterberg was a financial and business process consultant. From February to April 2004, Mr. Osterberg also served as Vice President and Comptroller for Kansas City Southern. During 2000 and 2001, he was Chief Financial Officer of Sun Country Airlines. Mr. Osterberg served as Chief Financial Officer of Norton Motorcycles, a development stage enterprise, and its predecessor, from December 1998 to February 2000. From 1990 to 1998, Mr. Osterberg served as Vice President – Chief Accounting Officer for Northwest Airlines Corporation. From 1984 to 1989, he held various positions of increasing responsibility with Braniff, Inc., including Senior Vice President – Finance and Controller. Mr. Osterberg was also employed by Deloitte Haskins & Sells (now Deloitte & Touche LLP), an independent accounting firm, for nine years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Quinta Corporation

November 15, 2004	By:	/s/ David L. Rea

Name: David L. Rea
Title: Executive Vice President and Chief Financial Officer

La Quinta Properties, Inc.

November 15, 2004	By:	/s/ David L. Rea

Name: David L. Rea
Title: Executive Vice President and Chief Financial Officer